UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to [section]240.14a-12

                        THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        2)   Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        4)   Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        5)   Total fee paid:

        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:

        ------------------------------------------------------------------------
        2)   Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        3)   Filing Party:

        ------------------------------------------------------------------------
        4)   Date Filed:

        ------------------------------------------------------------------------

                 CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

     Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Income Opportunities Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for July 17, 2017. If you are a shareholder of record of the Fund as of the close of business on May 31, 2017, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

     Cornerstone Advisors, Inc. ("Cornerstone") acts as investment adviser to the Fund and seeks to achieve the Fund's investment objective of seeking current income by allocating the Fund's assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds ("Underlying Funds"). One of the Underlying Funds in which the Fund currently invests is the AllianzGI Convertible Fund, an open-end fund managed by Allianz Global Investors U.S. LLC ("AllianzGI US") that primarily invests in convertible securities (the "AllianzGI US Underlying Fund").

     At the Meeting, shareholders will be asked to approve an investment sub-advisory agreement between Cornerstone and AllianzGI US with respect to the Fund (the "Sub-Advisory Agreement"). If the Sub-Advisory Agreement is approved by the Fund's shareholders, Cornerstone will allocate the approximately 25% of the Fund's assets invested in the AllianzGI US Underlying Fund directly to AllianzGI US, and AllianzGI US will manage such assets using substantially the same convertible securities strategy as it uses to manage the AllianzGI US Underlying Fund.

     THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE SUB-ADVISORY AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" THE SUB-ADVISORY AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

     YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

     If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

     Thank you for your attention and consideration of this important matter and for your investment in the Fund. If you need additional voting information, please call 1-800-949-2583 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                 CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 17, 2017

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Income Opportunities Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on July 17, 2017 at 10:00 a.m., Eastern Time.

At the Meeting, shareholders of record of the Fund will be asked to approve an investment sub-advisory agreement between Cornerstone Advisors, Inc. and Allianz Global Investors U.S. LLC with respect to the Fund, and to transact such other business, if any, as may properly come before the Meeting.

All shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on May 31, 2017 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                SHAREHOLDER MEETING TO BE HELD ON JULY 17, 2017.

The proxy statement is available at proxyonline.com/docs/caincomeopp.pdf.

                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie

                                             Michael Beattie
                                             President

                 CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 17, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust"), on behalf of the Cornerstone Advisors Income Opportunities Fund (the "Fund"), to be voted at a special meeting of shareholders of the Fund at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on July 17, 2017 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Fund at the close of business on May 31, 2017 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about June 30, 2017.

At the Meeting, shareholders of record of the Fund will be asked to approve an investment sub-advisory agreement between Cornerstone Advisors, Inc. ("Cornerstone") and Allianz Global Investors U.S. LLC ("AllianzGI US") with respect to the Fund, and to transact such other business, if any, as may properly come before the Meeting.

The Trust currently offers one class of shares of beneficial interest of the
Fund: Institutional Class Shares (the "Shares"). Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional Share. As of the Record Date, the Fund had [XX] Shares issued and outstanding.

The Fund will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. These expenses are estimated to be approximately $[XX].

In this Proxy Statement, the term "Board" refers to the Board of Trustees of the Trust, and the term "Trustee" includes each trustee of the Trust. A Trustee who is not an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust is referred to in this Proxy Statement as an "Independent Trustee."

PROPOSAL: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CORNERSTONE
          AND ALLIANZGI US.

                          DESCRIPTION OF THE PROPOSAL

Cornerstone acts as investment adviser to the Fund and seeks to achieve the Fund's investment objective of seeking current income by allocating the Fund's assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds ("Underlying Funds"). One of the Underlying Funds in which the Fund currently invests is the AllianzGI Convertible Fund, an open-end fund managed by AllianzGI US that primarily invests in convertible securities (the "AllianzGI US Underlying Fund").

At the Meeting, shareholders will be asked to approve an investment sub-advisory agreement between Cornerstone and AllianzGI US with respect to the Fund (the "Sub-Advisory Agreement"). If the Sub-Advisory Agreement is approved by the Fund's shareholders, Cornerstone will allocate the approximately 25% of the Fund's assets invested in the AllianzGI US Underlying Fund directly to AllianzGI US (the "Transition"), and AllianzGI US will manage such assets using substantially the same convertible securities strategy as it uses to manage the AllianzGI US Underlying Fund.

Section 15(a) of the 1940 Act generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Fund, however, continues to operate pursuant to the terms of a "manager-of-managers" exemptive order granted by the Securities and Exchange Commission (the "SEC") to Cornerstone and the Trust on February 11, 2014 (the "Order"), which provides an exemption from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Cornerstone, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote where the sub-advisory agreement would not result in an increase in the total management and advisory fees payable by the Fund. The Sub-Advisory Agreement requires shareholder approval, however, because although the Transition is expected to decrease the Fund's Acquired Fund Fees and Expenses and total annual operating expenses, it would increase the Fund's management fees due to the Fund's payment of sub-advisory fees to AllianzGI US.

As described in greater detail below, at a meeting held on May 23, 2017 (the "Board Meeting"), the Board unanimously approved the Sub-Advisory Agreement, and recommended the approval of the Sub-Advisory Agreement to the Fund's shareholders. Cornerstone also recommends that shareholders approve the Sub-Advisory Agreement, because it believes that AllianzGI US's convertible securities strategy is an important component of the Fund's principal investment strategies, and that the Sub-Advisory Agreement will provide the Fund with access to the strategy at a lower cost than it currently pays to invest in the AllianzGI US Underlying Fund.

If the Sub-Advisory Agreement is not approved by shareholders, the Fund will continue to invest in the AllianzGI US Underlying Fund, and the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the Sub-Advisory Agreement to shareholders for approval.

                                 REQUIRED VOTE

The Sub-Advisory Agreement must be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

                        VOTING AUTHORITY OF CORNERSTONE

Certain separate account clients of Cornerstone have authorized Cornerstone to vote proxies on their behalf. Accordingly, Cornerstone has the authority to vote on behalf of these separate account clients the Shares held by these clients in the Fund. Cornerstone will vote any Shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its procedures, Cornerstone has established a Proxy Policy Committee (the "Proxy Committee") for the purpose of reviewing and resolving any apparent or potential conflicts of interest. The Proxy Committee consists of the Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer and Director of Investment Operations. At its meetings, the Proxy Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to Cornerstone voting on the proposal described in this Proxy Statement. In reaching its conclusion, the Proxy Committee considered a number of factors. A summary of the material factors considered by the Proxy Committee in connection with its determination that the proposal does not raise any material conflicts of interest is set forth below.

The Proxy Committee considered the Board's considerations and conclusions with respect to approving the Sub-Advisory Agreement. The Proxy Committee further considered the fact that Cornerstone undertook an extensive due diligence process in selecting AllianzGI US as potential sub-adviser for the Fund. The Proxy Committee considered that, as a result of this due diligence process, Cornerstone selected AllianzGI US over other candidates solely because of its belief that appointing AllianzGI US as sub-adviser provides a greater opportunity to benefit the Fund and its shareholders relative to other candidates. In addition, the Proxy Committee took into account that Cornerstone does not have any business relationships with AllianzGI US or its officers or directors other than the proposed adviser-sub-adviser relationship with respect to the Fund and the current adviser-sub-adviser relationship with respect to a separate mutual fund advised by Cornerstone.

As of the Record Date, Cornerstone had voting power for [ ]% of the outstanding Shares of the Fund, and therefore has the ability to control whether the proposal is approved.

                        IMPACT ON FUND FEES AND EXPENSES

In addition to the advisory fee payable by the Fund to Cornerstone at an annual rate of 0.01% of the average daily net assets of the Fund, the Fund's management fee includes fees payable by the Fund to its sub-advisers based on the portion of the Fund's assets allocated to each sub-adviser by Cornerstone. The Fund also indirectly bears the management fees and other expenses of the Underlying Funds, but such Acquired Fund Fees and Expenses do not impact the Fund's management fee.

If the Sub-Advisory Agreement is approved and the Transition occurs, the Fund's management fee would increase because the Fund would pay AllianzGI US an investment sub-advisory fee, but the Fund's total annual operating expenses would be expected to decrease because such investment sub-advisory fee is lower than the Acquired Fund Fees and Expenses the Fund incurs in connection with its investment in the AllianzGI US Underlying Fund.

     o    ACTUAL AND PRO FORMA ADVISORY AND SUB-ADVISORY FEES PAID

The following table sets forth (i) the actual advisory and sub-advisory fees paid by the Fund during the fiscal year ended October 31, 2016; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if the Transition had occurred at the beginning of the period; and (iii) the difference between actual and pro forma fees as a percentage of actual fees.

------------------------------------------------------------------------------------------------------
ACTUAL ADVISORY AND SUB-         PRO FORMA ADVISORY AND SUB-        DIFFERENCE BETWEEN ACTUAL AND
ADVISORY FEES PAID  DURING       ADVISORY FEES PAID DURING          PRO FORMA ADVISORY AND SUB-
FISCAL YEAR ENDED OCTOBER 31,    FISCAL YEAR ENDED OCTOBER 31,      ADVISORY FEES PAID
2016                             2016                               (AS A % OF ACTUAL FEES)
------------------------------------------------------------------------------------------------------
$562,653                         $773,648                           37.5%
------------------------------------------------------------------------------------------------------

     o    ACTUAL AND PRO FORMA FEE TABLES

The following table compares the Fund's operating expenses for the fiscal year ended October 31, 2016 to the pro forma operating expenses the Fund would have incurred during such period if the Transition had occurred at the beginning of the period.

Although the pro forma management fees are higher than the actual management fees, the pro forma total annual fund operating expenses are lower than the actual total annual fund operating expenses, because the Transition is expected to decrease the amount of Acquired Fund Fees and Expenses payable by the Fund more than it would increase the management fees payable by the Fund.

-----------------------------------------------------------------------------------------------------
                                                          INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------
                                                 ACTUAL                       PRO FORMA
-----------------------------------------------------------------------------------------------------
Management Fee                                         0.32%                            0.44%
-----------------------------------------------------------------------------------------------------
Other Expenses                                         0.26%                            0.26%
-----------------------------------------------------------------------------------------------------
     Shareholder Servicing Fee              0.05%                            0.05%
-----------------------------------------------------------------------------------------------------
     Remaining Other Expenses               0.21%                            0.21%
                                            -----                            -----
-----------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                        0.38%                            0.22%
                                                       -----                            -----
-----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   0.96%(1)                         0.92%
-----------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this table do not correlate to the expense ratio in the Financial Highlights in the Fund's prospectus and financial statements because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

     o    EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds based on the actual and pro forma total annual fund operating expenses above. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) the Fund's operating expenses remain the same.

--------------------------------------------------------------------------------
                                       ACTUAL                PRO FORMA
--------------------------------------------------------------------------------
1 Year                                  $98                     $94
--------------------------------------------------------------------------------
3 Years                                 $306                    $293
--------------------------------------------------------------------------------
5 Years                                 $531                    $509
--------------------------------------------------------------------------------
10 Years                               $1,178                  $1,131
--------------------------------------------------------------------------------

        DESCRIPTION OF THE MATERIAL TERMS OF THE SUB-ADVISORY AGREEMENT

The form of the Sub-Advisory Agreement is included as Appendix A. Set forth below is a summary of all material terms of the Sub-Advisory Agreement. Although the summary below is qualified in its entirety by reference to the form of Sub-Advisory Agreement, shareholders should still read the summary below carefully.

     o    INVESTMENT ADVISORY SERVICES

AllianzGI US is responsible for providing the following investment advisory services to the Fund under the Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program for the portion of the Fund's assets allocated to it by Cornerstone; (iii) deciding what investments will be purchased, retained or sold with respect to the portion of the Fund's assets entrusted to it; (iv) arranging for the purchase and the sale of securities and other assets held by the Fund by placing purchase and sale orders with brokers or dealers selected by AllianzGI US; (v) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution and net price available under the circumstances; and (vi) providing Cornerstone or the Board with periodic reports concerning the obligations AllianzGI US has assumed under the Sub-Advisory Agreement as Cornerstone or the Board may reasonably request. All services provided by AllianzGI US under the Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of Cornerstone and of the Board, and the requirements of the 1940 Act and other applicable laws.

     o    COMPENSATION

For the services to be provided by AllianzGI US to the Fund, the Fund will pay AllianzGI US a sub-advisory fee, not less than monthly in arrears, at the following annual rate, as a percentage of the Fund's average daily net assets allocated to AllianzGI US.

--------------------------------------------------------------------------------
0.50%                                        First $50 million of assets
--------------------------------------------------------------------------------
0.40%                                        Assets over $50 million
--------------------------------------------------------------------------------

     o    LIABILITY

AllianzGI US shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and any advertising and sales material relating to the Fund that Cornerstone provides to AllianzGI US (collectively, "Disclosure Documents") related to AllianzGI US and AllianzGI US's management fee of the assets of the Fund.

AllianzGI US shall also be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by AllianzGI US in contravention of: (i) any investment policy, guideline or restriction set forth in the registration statement or as approved by the Board from time to time and provided to AllianzGI US; or (ii) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended (the investments described in this paragraph collectively are referred to as "Improper Investments").

     o    INDEMNIFICATION

AllianzGI US has an obligation to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (each an "Indemnified Party"), against any and all losses, claims, damages, expenses or liabilities (including reasonable counsel fees and other related expenses) arising out of or based upon: (i) a breach by AllianzGI US of the Sub-Advisory Agreement or of the representations and warranties made by AllianzGI US in the Sub-Advisory Agreement; (ii) any Improper Investment; or (iii) AllianzGI US's willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of its duties under the Sub-Advisory Agreement. However, AllianzGI US's foregoing indemnification obligation shall not be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

     o    MAINTENANCE OF BOOKS AND RECORDS

AllianzGI US is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets advised by AllianzGI US as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by Cornerstone or the Fund's other service providers) relating to its responsibilities under the Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

     o    REPORTING OBLIGATION

AllianzGI US has an obligation to provide the Trust's Chief Compliance Officer and Cornerstone with quarterly compliance reports. AllianzGI US also has an obligation to notify the Trust's Chief Compliance Officer and Cornerstone immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or Cornerstone's policies, guidelines or procedures.

     o    DURATION AND TERMINATION

The Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by
(a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement can be terminated at any time without the payment of any penalty (a) by the Trust, either (i) by vote of its Board or
(ii) by the vote of a majority of the outstanding voting securities of the Fund, (b) by Cornerstone, on not more than 60 days' nor less than 30 days' written notice to AllianzGI US, or (c) by AllianzGI US, on not more than 60 days' nor less than 30 days' written notice to Cornerstone.

     o    GOVERNING LAW

The Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts.

                      MORE INFORMATION ABOUT ALLIANZGI US

AllianzGI US, a Delaware limited liability company located at 1633 Broadway New York, New York 10019, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). AllianzGI US was founded in 2009 and is a wholly owned subsidiary of Allianz Asset Management of America LP. Allianz SE, a public company, indirectly holds a controlling interest in Allianz Asset Management of America LP. As of March 31, 2017, AllianzGI US had approximately $102.55 billion in assets under management. Listed below are the names, titles and addresses of each principal executive officer and member of AllianzGI US. Except as noted below, the principal business address of each principal executive officer and member of AllianzGI US is 1633 Broadway, New York, NY 10019.

------------------------------------------------------------------------------------------------------------------
     NAME                                       TITLE
------------------------------------------------------------------------------------------------------------------
Douglas Eu                 Chief Executive Officer, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Barbara R. Claussen*       Chief Operating Officer, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Erin Bengtson-Olivieri     Chief Financial Officer, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Peter Bonanno              Global General Counsel, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Satya Kumar*               Head of Client Advisory US, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Jill E. Lohrfink           Head of Institutional Business North America, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Heiko Mildner              Head of Product US, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Jeff Parker*               Chief Investment Officer, Equity US, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Giorgio Carlino            Chief Investment Officer, Head of Multi Asset US, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Douglas G. Forsyth*        Chief Investment Officer, US Income & Growth Strategies, Executive Committee Member
------------------------------------------------------------------------------------------------------------------
Greg Tournant              Chief Investment Officer, Structured Products US, Executive Committee Member
------------------------------------------------------------------------------------------------------------------

* The principal business address of Barbara R. Claussen is 2100 Ross Avenue, Dallas, TX 75201. The principal business address of Satya Kumar and Jeff Parker is 555 Mission Street, San Francisco, CA 94105. The principal business address of Douglas G. Forsyth is 600 West Broadway, San Diego, CA 92101.

AllianzGI US currently serves as investment adviser to the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund as it will employ in managing the Fund's assets.

------------------------------------------------------------------------------------------------
                                       APPROXIMATE                 ANNUAL ADVISORY FEE AS
FUND NAME                               NET ASSETS                  A % OF AVERAGE DAILY
                                   (AS OF MARCH 31, 2017)               NET ASSETS
------------------------------------------------------------------------------------------------
AllianzGI Convertible Fund             $1.16 billion                        0.57%
------------------------------------------------------------------------------------------------

          BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT

A Board meeting was held on May 23, 2017 to decide whether to approve the Sub-Advisory Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that Cornerstone and AllianzGI US furnish information necessary to evaluate the terms of the Sub-Advisory Agreement. The Trustees used this information, as well as other information that Cornerstone, AllianzGI US and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from Cornerstone, AllianzGI US and other service providers of the Fund regarding:
(i) the nature, extent and quality of the services to be provided by AllianzGI US; (ii) AllianzGI US's investment management personnel; (iii) AllianzGI US's operations and financial condition; (iv) AllianzGI US's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund's proposed sub-advisory fee to be paid to AllianzGI US and overall fees and operating expenses; (vi) AllianzGI US's compliance program, including a description of material compliance matters and material compliance violations;
(vii) AllianzGI US's policies on and compliance procedures for personal securities transactions; (viii) AllianzGI US's investment experience; and (ix) Cornerstone's rationale for recommending AllianzGI US; and (x) AllianzGI US's performance in managing the AllianzGI US Underlying Fund.

Representatives from Cornerstone and AllianzGI US, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate AllianzGI US's services, fees and other aspects of the Sub-Advisory Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management, Cornerstone and AllianzGI US.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by Cornerstone, AllianzGI US and other service providers of the Fund, approved the Sub-Advisory Agreement. In considering the approval of the Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by AllianzGI US; and (ii) the fees to be paid to AllianzGI US, as discussed in further detail below.

     o    NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by AllianzGI US, the Board reviewed the portfolio management services to be provided by AllianzGI US to the Fund, including the quality and continuity of AllianzGI US's portfolio management personnel, the resources of AllianzGI US and AllianzGI US's compliance history and compliance program. The Trustees reviewed the terms of the proposed Sub-Advisory Agreement. The Trustees also reviewed AllianzGI US's proposed investment and risk management approaches for the Fund. The Trustees considered that Cornerstone would supervise and monitor the performance of AllianzGI US. The most recent investment adviser registration form ("Form ADV") for AllianzGI US was provided to the Board, as was the response of AllianzGI US to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by AllianzGI US to the Fund.

The Trustees also considered other services to be provided to the Fund by AllianzGI US such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by AllianzGI US would be satisfactory.

     o    COSTS OF ADVISORY SERVICES

In considering the sub-advisory fee payable by the Fund to AllianzGI US, the Trustees reviewed, among other things, a report of the proposed sub-advisory fee to be paid to AllianzGI US. The Trustees also reviewed pro forma fee and expense information, as well as the management fees charged by AllianzGI US to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that the fee payable to AllianzGI US would reflect an arms-length negotiation between AllianzGI US and Cornerstone, acting on behalf of the Fund. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by AllianzGI US. The Board also considered AllianzGI US's commitment to managing the Fund.

     o    INVESTMENT PERFORMANCE, PROFITABILITY AND ECONOMIES OF SCALE

Because AllianzGI US is new to the Fund and has not managed Fund assets, it did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that AllianzGI US might achieve with respect to the Fund or the extent to which economies of scale would be realized by AllianzGI US as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding AllianzGI US's investment performance with respect to the Fund, AllianzGI US's profitability, or the extent to which economies of scale would be realized by AllianzGI US as the assets of the Fund grow, but will do so during future considerations of the AllianzGI US Sub-Advisory Agreement.

     o    APPROVAL OF THE SUB-ADVISORY AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the Sub-Advisory Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Sub-Advisory Agreement for an initial term of two years and recommend the approval of the Sub-Advisory Agreement to the Fund's shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE
                          THE SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

                         INFORMATION ABOUT CORNERSTONE

Cornerstone serves as the investment adviser to the Fund. Cornerstone, a Washington corporation formed in 1983, is an investment adviser registered under the Advisers Act. Cornerstone has a principal place of business located 225 108th Avenue NE , Suite 400, Bellevue, Washington 98004-5782. As of March 31, 2017, Cornerstone had approximately $3.49 billion in assets under management.

During the fiscal year ended October 31, 2016, the Fund paid Cornerstone advisory fees in the amount of $17,301. Cornerstone did not waive any advisory fees during the fiscal year ended October 31, 2016.

                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                     COMMISSIONS PAID TO AFFILIATED BROKERS

During the fiscal year ended October 31, 2016, the Fund did not pay any commissions to affiliated brokers.

                               SECURITY OWNERSHIP

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the outstanding Shares of the Fund. On that date, the Trustees and officers of the Trust, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

NAME AND ADDRESS           NUMBER OF SHARES           PERCENT OF FUND
--------------------------------------------------------------------------------
[              ]           [              ]           [             ]
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees and officers of the Trust, and/or on the records of the Fund's transfer agent.

                         ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's annual report dated October 31, 2016, which covers the period from November 1, 2015 to October 31, 2016, shareholders of the Fund may call 1-888-762-1442 or write to the Fund at: Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                            VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting. For additional voting information, shareholders should call 1-800-949-2583 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO CONTRARY DIRECTION IS GIVEN ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE APPROVAL OF THE SUB-ADVISORY AGREEMENT.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of the Sub-Advisory Agreement, because an absolute percentage of affirmative votes is required to approve the Sub-Advisory Agreement.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement. The Fund may request that selected brokers or nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Sub-Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the Sub-Advisory Agreement in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the Sub-Advisory Agreement against such an adjournment. The Fund will bear the costs of any adjournment and additional solicitations.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.


                                                  By Order of the Trustees,

                                                  /s/ Michael Beattie

                                                  Michael Beattie
                                                  President

                                   APPENDIX A

                                    FORM OF
                             SUB-ADVISORY AGREEMENT

     SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ___th day of _______________, 201__ by and between Cornerstone Advisors Inc., a Washington corporation with its principal place of business at 225 -- 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782 (the "Adviser"), and Allianz Global Investors U.S LLC, a Delaware limited liability company with its principal place of business at 600 West Broadway, San Diego, CA 92101 (the "Sub-Adviser").

                              W I T N E S S E T H

     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE ADVISORS' INNER CIRCLE FUND (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of May 1, 2014 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

     1.   THE SUB-ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

          (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser may from time to time reasonably request, and the Adviser shall promptly forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

          The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

          The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Trust's net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

          (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

     2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser and the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

     3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or
     (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

     4.   BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for a Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part II as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the

     Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund that the Adviser has provided and will in the future provide to the Sub-Adviser (collectively the "Disclosure Documents") and has provided comments and will in the future provide comments to the Adviser, as needed, to ensure the accuracy and completeness of statements in the Fund's Disclosure Documents related to the Sub-Adviser and the Sub-Adviser's management of the asset of the Fund.

          (d) USE OF THE NAME "CORNERSTONE ADVISORS." The Sub-Adviser has the right to use the name "Cornerstone Advisors" in connection with its services to the Trust. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "Cornerstone Advisors."

          (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "CORNERSTONE ADVISORS." The Adviser has granted to the Trust a license to use the name "Cornerstone Advisors" (collectively, the "Name") as part of the name of the Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name and the Sub-Adviser agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, the Sub-Adviser agrees that, upon any termination of this Agreement, the Sub-Adviser will not thereafter transact any business using the name "Cornerstone Advisors."

     9. SUB-ADVISER'S COMPENSATION. The Fund shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

     The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

     13. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14.  LIABILITY OF THE SUB-ADVISER.

          (a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents related to the Sub-Adviser and the Sub-Adviser's management of the asset of the Fund.

          (b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the
     Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

          (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of
     Section 15 of the 1933 Act (any such person, an

     "Adviser Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise (hereinafter, "Losses"), to the extent that such Losses result from: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; or (iii) the Sub-Adviser's willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of its duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Adviser Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Adviser Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          (d) The Adviser shall indemnify and hold harmless the Sub-Adviser, each affiliated person of the Sub-Adviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act (any such person, a "Sub-Adviser Indemnified Party") against any and all Losses related to the subject matter of this Agreement, except to the extent that such Losses result from: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; or (iii) a Sub-Adviser Indemnified Party's willful misfeasance, bad faith, negligence, or gross negligence.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

     18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

     19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CORNERSTONE ADVISORS INC.

By: _____________________
Name: ___________________
Title: __________________

ALLIANZ GLOBAL INVESTORS U.S. LLC

By: _____________________
Name: ___________________
Title: __________________

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                           CORNERSTONE ADVISORS INC.
                                      AND
                       ALLIANZ GLOBAL INVESTORS U.S. LLC

The Fund will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:

FUND                                                RATE
----                                                ----
Cornerstone Advisors Income Opportunities Fund      0.50% on the first $50 million in assets;
                                                    0.40% on assets over $50 million

                      SCHEDULE A -- SUB-ADVISORY AGREEMENT


[LOGO OMITTED]                                           PROXY CARD

                                                         SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                                         -------------------------------------------------------------------------->

                                                         ---------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT NO                                PROXY VOTING OPTIONS
MATTER HOW MANY SHARES                                   ---------------------------------------------------------------------------
YOU OWN.  PLEASE CAST YOUR                               [GRAPHIC OMITTED]     1. MAIL your signed and voted proxy back in
PROXY VOTE TODAY!                                                              the POSTAGE PAID ENVELOPE provided

                                                         [GRAPHIC OMITTED]     2. ONLINE at PROXYONLINE.COM using your
                                                                               proxy control number found below

----------------------------------------------------     [GRAPHIC OMITTED]     3. By PHONE when you dial toll-free 1-888-227-9349
SHAREHOLDER'S REGISTRATION PRINTED HERE                                        to reach an automated touchtone voting line

***BOXES FOR TYPSETTING PURPOSES ONLY***                 [GRAPHIC OMITTED]     4. By PHONE with a LIVE OPERATOR when you
                                                                               call toll-free 1-800-949-2583 Monday through
THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL                               Friday 9 a.m. to 10 p.m. Eastern time
PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON
OUTBOUND 9X12 ENVELOPES.                                 CONTROL NUMBER 12345678910
----------------------------------------------------     ---------------------------------------------------------------------------

                                   CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
                                     A SERIES OF THE ADVISORS' INNER CIRCLE FUND
                         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2017

The undersigned shareholder of Cornerstone Advisors Income Opportunities Fund (the "Fund"), a series of The Advisors' Inner Circle
Fund (the "Trust"), revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie and Dianne Descoteaux as attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of SEI Investments
Company, One Freedom Valley Drive, Oaks, PA 19456, on July 17, 2017 at 10:00 a.m., Eastern Time, or at any adjournment thereof, and in their discretion upon any other business that may properly come before the meeting and any and all adjournments thereof.

The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the accompanying Proxy
Statement.
------------------------------------------------------------------------------------------------------------------------------------

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free
1-800-949-2583. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

------------------------------------------------------------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]                                        [BAR CODE HERE]                                           [CUSIP HERE]
------------------------------------------------------------------------------------------------------------------------------------


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2017.
The proxy statement for this meeting is available at:

proxyonline.com/docs/caincomeopp.pdf
------------------------------------------------------------------------------------------------------------------------------------

CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND                                                                            PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Your signature(s) on this should be exactly as your name(s)                     ____________________________________________________
appear on this Proxy (reverse side). If the shares are held jointly,            SIGNATURE (AND TITLE IF APPLICABLE)             DATE
each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
                                                                                ____________________________________________________
                                                                                SIGNATURE (IF HELD JOINTLY)                     DATE

------------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited on behalf of the Fund's Board of Trustees. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INDICATED OR
"FOR" THE PROPOSAL IF NO CONTRARY DIRECTION IS GIVEN.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:           O

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     FOR          AGAINST          ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
1.     Approval of an investment sub-advisory agreement between Cornerstone           O              O                O
       Advisors, Inc. and Allianz Global Investors U.S. LLC .



                                                  THANK YOU FOR VOTING



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[PROXY ID NUMBER HERE]                                        [BAR CODE HERE]                                           [CUSIP HERE]
------------------------------------------------------------------------------------------------------------------------------------